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                                                                    Exhibit 99.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of J. Crew Group, Inc. and J. Crew Operating Corp. (collectively, the "Company") on Form 10-K for the period ending February 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Millard S. Drexler, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                 By: /s/ Millard S. Drexler
                                                    ----------------------------
                                                    Millard S. Drexler
                                                    Chief Executive Officer
                                                    April 21, 2003